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                                                                      EXHIBIT 32

                        CERTIFICATION OF PERIODIC REPORT


I, John G. Baust, Chief Executive Officer and Chief Financial Officer of BioLife Solutions, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      1. the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 14, 2006

                                                 /s/ John G. Baust, Ph.D.
                                                 -------------------------------
                                                 John G. Baust, Ph.D.
                                                 Chief Executive Officer and
                                                 Chief Financial Officer